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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ------------

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) December 7, 1999
                                 ------------

                          ARAHOVA COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                    0-16899                 25-1844576
      (State or Other       (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                  Identification Number)
      Incorporation)

                             One North Main Street
                           Coudersport, PA 16915-1141
              (Address of principal executive offices)  (Zip Code)
                                 ------------
       Registrant's telephone number, including area code (814) 274-9830

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  This Amendment No. 1 amends the current report on Form 8-K dated December 7,
1999 and originally filed on December 22, 1999 by adding Item 7, consisting of financial statements of TCI Century Systems and pro forma financial information.

  The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in or incorporated into this Form 8-K/A is forward-looking, such as information relating to future capital raising or relating to the effects of future mergers and acquisitions. These "forward-looking statements" can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "intends" or "anticipates" or the negative thereof or other variations thereon or comparable terminology or by discussions of strategy that involve risks and uncertainties. Another form of forward-looking statement can be characterized by an assumption (using terminology such as "as if" or "gives effect to") that an event occurs at the beginning of a financial period presented, with a corresponding effect throughout the period, even though the event had actually occurred after the beginning of such period or has not yet actually occurred at all. Any such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future from those expressed in any forward-looking statements made by, or on behalf of, Arahova Communications, Inc. ("Arahova"). These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions; the availability and cost of capital; acquisitions and divestitures; government and regulatory policies; the pricing and availability of equipment, materials, inventories and programming; technological developments; the costs and other effects, such as expansion and integration issues, of mergers and acquisitions; year 2000 issues; and changes in the competitive environment in which Arahova operates. Persons reading this Form 8-K/A are cautioned that no assurance can be given that any particular future results will be achieved, and that actual events or results may differ materially as a result of the risks and uncertainties facing Arahova.

Item 7. Financial Statements and Exhibits

  (c) Exhibits

 Exhibit No.                             Description
 -----------                             -----------
    99.01    Independent Auditors' Report by KPMG LLP to the Board of Directors
             of Tele-Communications, Inc. dated February 14, 2000, and the combined financial statements of TCI Century Systems as of
             December 31, 1998 and for the year ended December 31, 1998. (Filed
             Herewith)

    99.02 Unaudited combined financial statements for TCI Century Systems for the nine months ended September 30, 1999. (Filed Herewith)

    99.03 Unaudited pro forma condensed consolidated financial information for Arahova Communications, Inc. as of November 30, 1999 and for the year ended May 31, 1999 and the six months ended November 30, 1999. (Filed Herewith)

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2000

                                     ARAHOVA COMMUNICATIONS, INC.
                                     (Registrant)

                                                 /s/ Timothy J. Rigas
                                     By: ______________________________________
                                                   Timothy J. Rigas
                                         Executive Vice President (authorized
                                                       officer),
                                            Chief Financial Officer, Chief
                                                      Accounting
                                                 Officer and Treasurer

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